Note 3 - Summary of Significant Accounting Policies: Foreign Currency Translation and Comprehensive Income (loss) (Policies)	3 Months Ended
Mar. 31, 2013
Policies
Foreign Currency Translation and Comprehensive Income (loss)

Foreign Currency Translation and Comprehensive Income (Loss)

The functional currency of Canwealth is the Canadian Dollar (“CAD”). For financial reporting purposes, CAD were translated into United States Dollars (“USD” or “$”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gains and losses resulting from foreign currency transactions are included in the results of operations. There has been no significant fluctuation in the exchange rate for the conversion of CAD to USD after the balance sheet date.

The Company uses Accounting Standard Codification 220 “Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the three months ended March 31, 2013 and 2012 and for the period February 1, 2006 (date of inception) through March 31, 2013 consisted of net income and foreign currency translation adjustments.

The exchange rates used to translate amounts in CAD into USD for the purposes of preparing the financial statements were as follows:

	March 31, 2013	December 31, 2012	March 31, 2012
Period-end CAD: USD exchange rate	$0.9830	$1.0051	$ 1.0040
Average Period CAD: USD exchange rate	$1.0250	$1.0040	$ 0.9939